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                                                                  EXHIBIT 23.2



                        CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1996 appearing on page 35 of Zoran Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
San Jose, California
January 21, 1997
























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